UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 27, 2007
STERLING CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	000-50132 (Commission File No.)	76-0502785 (IRS Employer Identification No.)

333 Clay Street, Suite 3600 Houston, Texas (Address of principal execute offices)	77002-4109 (Zip Code)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Yesterday, March 26, 2007, Sterling Chemicals, Inc. (“Sterling”) priced $150 million of Senior Secured Notes due 2015 (the “Notes”). The annual interest rate on the notes will be 10.25%. The sale of the Notes to the initial purchasers is expected to close on March 29, 2007, subject to customary closing conditions.
     Sterling will use the net proceeds of the offering to consummate its previously announced cash tender offer and consent solicitation for all $100.6 million of its outstanding 10% Senior Secured Notes due 2007, and to redeem any of such notes not purchased by Sterling and cancelled (or delivered to the trustee for cancellation) before April 26, 2007 (the redemption date), which Sterling called for redemption today, March 27, 2006.
     The notes will be offered and sold (i) to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), (ii) in offshore transactions complying with Rule 903 or Rule 904 of Regulation S under the Securities Act, and (iii) to a limited number of institutional accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) of the Securities Act.
     This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. These securities have not been and will not be registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.
     Certain statements in this Current Report on Form 8-K that are not historical fact may be “forward-looking statements.” Actual events may differ materially from those projected in any forward-looking statement. There are a number of important factors involving risks and uncertainties beyond the control of Sterling that could cause actual events to differ materially from those expressed or implied by such forward-looking statements. A description of risks and uncertainties relating to Sterling and its industry and other factors, which could affect Sterling’s results of operations or financial condition, are included in Sterling’s Securities and Exchange Commission filings. Sterling undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2007	STERLING CHEMICALS, INC.
	By:	/s/ Richard K. Crump
Richard K. Crump
President, Chief Executive Officer